SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                FORM 8-K/A

                                AMENDMENT NO. 1



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)    June 17, 1998
                                                        -------------



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Item 5.           Other Events.

The following is an amendment to the Form 8-K filing submitted on June 17, 1998:




                      Unocal Reports $3.4 Million Shortfall
                      For Indonesian March Steam Deliveries
                      -------------------------------------


         El Segundo, Calif., June 17, 1998 - Unocal Corporation said today that its wholly owned subsidiary, Unocal Geothermal of Indonesia, Ltd. (UGI), received a $0.9 million payment for $4.3 million in March steam deliveries to Gunung Salak electric generating Units 1, 2 and 3, creating a shortfall of $3.4 million. UGI operates the Gunung Salak field and supplies steam to Units 1, 2 and 3.


         In addition to the March shortfall, the company currently has a receivable balance of $44 million, most of which is for steam sales from the Salak field. Of this total, $12 million is due by the end of August 1998, and the balance is payable over the next several years.


         Unocal  said  that  it  is  engaged  in  discussions   with  Indonesian
government entities to explore potential opportunities to resolve the shortfall issue to the satisfaction of all parties.

         Steam production and electricity generation at the Salak field, located on the island of Java, have not been affected.


         The company's net aggregate property investment in its Indonesian geothermal operations is approximately $290 million, including both the Salak and Sarulla contract areas. Sarulla is located in Northern Sumatra.

         Unocal's Indonesian crude oil and natural gas production continues to operate normally, with most of its production sold in export markets. Unocal operates nine producing fields offshore East Kalimantan.

         Unocal is one of the world's largest independent oil and gas exploration and production companies, with major resource development, power plant and pipeline projects in Central and Southeast Asia, Latin America and the U.S. Gulf of Mexico region.

         News releases and other company information are available at Unocal's web site, http://www.unocal.com.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          UNOCAL CORPORATION
                                             (Registrant)


Date:  June 18, 1998             By:  /s/ JOE D. CECIL
--------------------             ---------------------------
                                      Joe D. Cecil
                                      Vice President and Comptroller